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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                                PXRE Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



                                 October 6, 1999
             ------------------------------------------------------
                Date of Report (Date of earliest event reported)


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
         Delaware                       0-15428                  06-1183996
   (State or other jurisdiction        (Commission            (I.R.S. Employer
        of incorporation)              File Number)          Identification No.)
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             399 Thornall Street, Fourteenth Floor, Edison, NJ 08837
             ------------------------------------------------------
               (Address of principal executive offices) (Zip Code)



                                 (732) 906-8100
             ------------------------------------------------------
              (Registrant's telephone number, including area code)






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Item 1.   Change of Control of the Registrant.

          On October 5, 1999, pursuant to the Agreement and Plan of Merger among PXRE Corporation, a Delaware corporation, (the "Company"), PXRE Group Ltd., a Bermuda company ("PXRE Group") and PXRE Merger Corp., dated as of July 7, 1999 (the "Merger Agreement"), the merger of PXRE Merger Corp. with and into the Company was completed (the "Merger"). As a result of the Merger, the Company has become an indirect wholly-owned subsidiary of PXRE Group.

          Pursuant to the Merger Agreement, each outstanding share of Common Stock of the Company has been automatically converted into one PXRE Group Common Share.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

          (c)   Exhibits.

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

          Number              Exhibit
          ------              -------
          99                  Press Release
                              dated October 6, 1999.
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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  PXRE CORPORATION




Dated:  October 6, 1999                           By: /s/ F. Sedgwick Browne
                                                     --------------------------
                                                     F. Sedgwick Browne
                                                     Secretary






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                                  EXHIBIT INDEX

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
Exhibit No.                   Exhibit                                     Page
----------                    -------                                     ----
99                            Press Release
                              dated October 6, 1999.

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